Exhibit 99.1 Corporate Presentation February 2020 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | ConfidentialExhibit 99.1 Corporate Presentation February 2020 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential

Forward-Looking Statements TM This presentation contains forward-looking statements regarding Zosano’s technology and product candidates, including Qtrypta and C213, and other future events and expectations. Readers are urged to consider statements that include the words may, will, would, could, should, might, believes, estimates, projects, potential, expects, plans, anticipates, intends, continues, forecast, designed, goal, approximately or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict, and actual outcomes may differ materially. These include, without limitation, risks and uncertainties associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics, risks inherent in the effort to build a business around such products and other risks and uncertainties described under the heading Risk Factors in the Company's most recent quarterly report on Form 10-Q. Although Zosano believes that the expectations reflected in these forward-looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. All forward-looking statements are based on information currently available to Zosano and Zosano assumes no obligation to update any such forward-looking statements. ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 2Forward-Looking Statements TM This presentation contains forward-looking statements regarding Zosano’s technology and product candidates, including Qtrypta and C213, and other future events and expectations. Readers are urged to consider statements that include the words may, will, would, could, should, might, believes, estimates, projects, potential, expects, plans, anticipates, intends, continues, forecast, designed, goal, approximately or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict, and actual outcomes may differ materially. These include, without limitation, risks and uncertainties associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics, risks inherent in the effort to build a business around such products and other risks and uncertainties described under the heading Risk Factors in the Company's most recent quarterly report on Form 10-Q. Although Zosano believes that the expectations reflected in these forward-looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. All forward-looking statements are based on information currently available to Zosano and Zosano assumes no obligation to update any such forward-looking statements. ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 2

Zosano Pharma: Working to Transform How Drugs Are Delivered Differentiated OUR MISSION Technology Advancing Patient Care and Transforming Patient Lives Through Therapies Developed Utilizing Our Proprietary Delivery Platform Significant OUR FOCUS Clinical Late Stage Clinical Development Programs for the Acute Treatment of Migraine and Cluster Evidence* Headache Where Current Therapies Have Significant Limitations Versatile OUR FUTURE Platform Patch Technology Designed to Allow for Innovative Application of Proteins, Peptides and Vaccines *clinical evidence in acute treatment of migraine ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 3Zosano Pharma: Working to Transform How Drugs Are Delivered Differentiated OUR MISSION Technology Advancing Patient Care and Transforming Patient Lives Through Therapies Developed Utilizing Our Proprietary Delivery Platform Significant OUR FOCUS Clinical Late Stage Clinical Development Programs for the Acute Treatment of Migraine and Cluster Evidence* Headache Where Current Therapies Have Significant Limitations Versatile OUR FUTURE Platform Patch Technology Designed to Allow for Innovative Application of Proteins, Peptides and Vaccines *clinical evidence in acute treatment of migraine ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 3

Executive Summary and Recent Highlights ▪ Technology (formerly MACROFLUX) developed at ALZA Corp/J&J Transformative ▪ 26 Patent Families and IP Protection Delivery Platform ▪ First and Only Microneedle Patch to be included in an NDA Submission to the FDA 1 ▪ Migraine is ranked globally as the seventh most disabling disease Addressing 2 ▪ Migraine impacts approximately 37 Million people in the US Significant Unmet 3 ▪ Direct and indirect costs estimated at a total annual cost of $36B Needs in Migraine Clinically ▪ Qtrypta™, if approved, may have the potential to offer Fast, Complete and a Significant Phase 4 Durability of Effect to patients suffering from migraine 3 Results ▪ Submission of NDA to the FDA for the Acute Treatment of Migraine in Dec. 2019 Key ▪ Anticipate NDA Filing decision in March 2020 Milestones ▪ Expect to fully enroll Phase 2/3 Clinical Study for the Acute Treatment of Cluster Headache in 2020 1. Steiner TJ et al. Migraine: the seventh disabler. The Journal of Headache and Pain 2013, 14:1. 2. American Migraine Foundation (2019) Migraine Essentials: What It's Like Living with Migraine. Retrieved from https://americanmigrainefoundation.org/living-with- migraine/migraine-essentials. 3. Bonafede M, Sapra S, Shah N, Tepper S, Cappell K, Desai P. Direct and indirect healthcare resource utilization and costs among migraine patients in the United States [published online February 15, 2018]. Headache. doi: 10.1111/head.13275. 4. S ZS pier CP2 ing 0s 20 E-L 2H e .2 t al. Randomized, double-blind, placebo-controlled, parC ao lle py l-rg ight rou p © , m 20 u2 lti 0- ce Zos nte ano r stu Pha dyr m of ath | C e o sa nfi fe de tynti aa nld efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. 4Executive Summary and Recent Highlights ▪ Technology (formerly MACROFLUX) developed at ALZA Corp/J&J Transformative ▪ 26 Patent Families and IP Protection Delivery Platform ▪ First and Only Microneedle Patch to be included in an NDA Submission to the FDA 1 ▪ Migraine is ranked globally as the seventh most disabling disease Addressing 2 ▪ Migraine impacts approximately 37 Million people in the US Significant Unmet 3 ▪ Direct and indirect costs estimated at a total annual cost of $36B Needs in Migraine Clinically ▪ Qtrypta™, if approved, may have the potential to offer Fast, Complete and a Significant Phase 4 Durability of Effect to patients suffering from migraine 3 Results ▪ Submission of NDA to the FDA for the Acute Treatment of Migraine in Dec. 2019 Key ▪ Anticipate NDA Filing decision in March 2020 Milestones ▪ Expect to fully enroll Phase 2/3 Clinical Study for the Acute Treatment of Cluster Headache in 2020 1. Steiner TJ et al. Migraine: the seventh disabler. The Journal of Headache and Pain 2013, 14:1. 2. American Migraine Foundation (2019) Migraine Essentials: What It's Like Living with Migraine. Retrieved from https://americanmigrainefoundation.org/living-with- migraine/migraine-essentials. 3. Bonafede M, Sapra S, Shah N, Tepper S, Cappell K, Desai P. Direct and indirect healthcare resource utilization and costs among migraine patients in the United States [published online February 15, 2018]. Headache. doi: 10.1111/head.13275. 4. S ZS pier CP2 ing 0s 20 E-L 2H e .2 t al. Randomized, double-blind, placebo-controlled, parC ao lle py l-rg ight rou p © , m 20 u2 lti 0- ce Zos nte ano r stu Pha dyr m of ath | C e o sa nfi fe de tynti aa nld efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. 4

Zosano's Intracutaneous Drug Delivery


ZOSANO
PHARMA



Novel & Proprietary
Intracutaneous patch with drug-coated microneedle array

Designed to be Rapid & Consistent
Designed for rapid and consistent absorption of drugs into capillary bed

Designed to Minimize Stimulation
Shallow penetration designed to minimize stimulation of nerve endings

Convenient & Discreet
Quarter size patch with nickel sized array (~2,000 microneedles)

Designed to be Easy to Use
Substantial patient experience in clinical trials

ZOSANO PHARMA ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
5

Qtrypta™ Designed for Optimization of Therapy Delivery ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 6Qtrypta™ Designed for Optimization of Therapy Delivery ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 6

ADDRESSING UNMET NEEDS IN MIGRAINE 7 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | ConfidentialADDRESSING UNMET NEEDS IN MIGRAINE 7 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential

Migraine is Highly Prevalent, Debilitating and Costly

Prevalent[1]

- **3rd** Most Prevalent Disorder in the World
- Impacts **~25%** of U.S. Households
- Occurs in **12%** of U.S. Population

Debilitating[1]

- **90%** Unable to Function Normally
- **1.2 MM** ER Visits per Year
- **25% of women** experience 4+ Migraines/Month
- Attacks Last **4-72** Hours

Costly

- **$36B** in Lost Productivity[2]
- **$5.4B** in Treatment Costs[1]

1. Migraine Research Foundation (2019). Migraine Facts. Retrieved from https://migraineresearchfoundation.org/about-migraine/migraine-facts. 2. Bonafede M, Sapra S, Shah N, Tepper S, Cappell K, Desai P. Direct and indirect healthcare resource utilization and costs among migraine patients in the United States [published online February 15, 2018]. Headache. doi: 10.1111/head.13275

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
8

Patients Want Fast and Complete Pain Relief That Lasts

Unmet Acute Treatment Needs From the 2017 MAST Study[1]

74% Inadequate Treatment Response

65% Rapid Headache Onset

49% Inadequate Pain Freedom

38% Headache Recurrence Within 24 Hours

The Qtrypta Solution[2]

81% **Pain Relief at 2 Hours**

46% Pain Relief at **30 Minutes**

42% Achieved **PF** at 2 Hours

76% Achieved PF at 2 Hours with **No Recurrence** at 24 Hours

1. Lipton et al. Unmet Acute Treatment Needs From the 2017 Migraine in America Symptoms and Treatment Study. Headache 2019;59:1310-1323. 2. Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224.

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
9

Triptans Are and Will Remain the Standard of Care

The **2018** American Headache Society **Position Statement** On Integrating New Migraine Treatments Into Clinical Practice[1].

- **treat early** after the onset of a migraine attack
- choose a **non-oral route** of administration for selected patients
- account for **tolerability** and safety issues

*"…and use migraine-specific agents (**triptans**), for **moderate or severe attacks…**"*

Yet Current Triptan & DHE Formulations Fail To Meet Patient Needs

24% **Nausea** Affects Treatment[2]

25% **Complain of Bad or** Unusual Taste[3]

82% **Discontinuation Rate** for Triptan Injectables[4]

DHE[5]

- Formulations not optimal
- Associated with Severe Cardiac Events
- Pregnancy Category X

1. The American Headache Society Position Statement On Integrating New Migraine Treatments Into Clinical Practice. Headache. 2019 Jan;59(1):1-18. doi: 10.1111/head.13456. Epub 2018 Dec 10. 2. Lipton et al. Unmet Acute Treatment Needs From the 2017 Migraine in America Symptoms and Treatment Study. Headache 2019;59:1310-1323. 3. GlaxoSmithKline. (2013). *IMITREX (sumatriptan) Nasal Spray HIGHLIGHTS OF PRESCRIBING INFORMATION.* Research Triangle Park, NC: Author. 4. Alam A. et al. Triptan Use and Discontinuation in a Representative Sample of Persons With Migraine: Results From Migraine in America Symptoms and Treatment (MAST) Study Neurology April 09, 2019; 92 (15 Supplement) P4.10-019. 5. *D.H.E. 45® (dihydroergotamine mesylate) Injection, USP Prescribing Information.* East Hanover, New Jersey: Author.

ZOSANO PHARMA ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
10

Qtrypta Clinical Results From Phase 2/3 ZOTRIP Study

Results


15
MINUTES

Observed Peak Plasma Concentration

23% of Patients Achieved Pain Relief

Efficacy Results

81% **Reported Pain Relief** at 2 Hours

42% **Reported Pain Freedom** at 2 Hours

Activity

78% **Reported Pain Relief** at **24** Hours

71% **Reported Pain Relief** at **48** Hours



Spierings ELH *et al*. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. *Cephalalgia* 2018 Feb;38(2):215-224.

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
11

Clinically Significant Results on Pain Freedom and MBS in Phase 2/3 Study


Successful Achievement of Co-Primary Endpoints
80%
60%
40%
20%
0%
% Subjects Achieving Pain Freedom or Freedom from MBS at 2 Hours
41.5%
14.3%
p=<0.0001
TG = 27.2
68.3%
42.9%
p=<0.0009
TG = 25.4
Pain Freedom
MBS
Qtrypta 3.8mg
Placebo

Spierings ELH *et al.* Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. *Cephalalgia* 2018 Feb;38(2):215-224.
TG = Therapeutic Gain (difference between Qtrypta and Placebo)

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
12

Qtrypta Showed Rapid and Sustained Effect With One Dose Pain Freedom 30 Minutes to 48 Hours ** ** 69.5% 64.6% ** 62.2% ** 60% 54.9% ** 51.2% ** 41.5% 40% ** 26.8% * 17.1% 20% 7.3% 0% 30 minutes 45 minutes 1 hour 2 hour 3 hour 4 hour 12 hours 24 hours 48 hours Qtrypta Placebo Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 13 % Subjects Achieving Pain Freedom Qtrypta Showed Rapid and Sustained Effect With One Dose Pain Freedom 30 Minutes to 48 Hours ** ** 69.5% 64.6% ** 62.2% ** 60% 54.9% ** 51.2% ** 41.5% 40% ** 26.8% * 17.1% 20% 7.3% 0% 30 minutes 45 minutes 1 hour 2 hour 3 hour 4 hour 12 hours 24 hours 48 hours Qtrypta Placebo Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 13 % Subjects Achieving Pain Freedom

Pain Relief Through 48 Hours Pain Relief 15 Minutes to 48 Hours 71.0% ** 78.0% ** 82.9% 80.5% 81.7% ** 80.5%** ** ** 80% 68.3% * 60% 56.1% 46.3% 40% 23.2% 20% 0% 15 minutes 30 minutes 45 minutes 1 hour 2 hour 3 hour 4 hour 12 hours 24 hours 48 hours Qtrypta Placebo Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 14 % Subjects Achieving Pain ReliefPain Relief Through 48 Hours Pain Relief 15 Minutes to 48 Hours 71.0% ** 78.0% ** 82.9% 80.5% 81.7% ** 80.5%** ** ** 80% 68.3% * 60% 56.1% 46.3% 40% 23.2% 20% 0% 15 minutes 30 minutes 45 minutes 1 hour 2 hour 3 hour 4 hour 12 hours 24 hours 48 hours Qtrypta Placebo Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 14 % Subjects Achieving Pain Relief

Migraine-ACT Results in Long Term Safety Trial Proportion of Participants Who Answered “Yes” at 48 Weeks Does Your Migraine Are You Comfortable 95% Medication Work 93% Enough With Your Consistently in the Majority Medication to Be Able To of Your Attacks Plan Your Daily Activities Migraine-ACT questionnaire a standardized evaluation completed by patients to Does the Headache assess the effectiveness of Are You Able to 83% Pain Disappear Within a patient’s acute treatment 86% Function Normally 2 Hours of migraine therapy Within 2 Hours ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 15Migraine-ACT Results in Long Term Safety Trial Proportion of Participants Who Answered “Yes” at 48 Weeks Does Your Migraine Are You Comfortable 95% Medication Work 93% Enough With Your Consistently in the Majority Medication to Be Able To of Your Attacks Plan Your Daily Activities Migraine-ACT questionnaire a standardized evaluation completed by patients to Does the Headache assess the effectiveness of Are You Able to 83% Pain Disappear Within a patient’s acute treatment 86% Function Normally 2 Hours of migraine therapy Within 2 Hours ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 15

Qtrypta was Well Tolerated in the Long-Term Safety Study Platform Presentation at International Headache Congress (IHC) 2019 * ▪ Most Common Adverse Events were redness/swelling. ▪ 95% were mild ▪ 80% resolved within 48 hours ▪ Less than 2% of patients reported triptan-like sides effects such as * dizziness and paresthesia. * DATA ON FILE 16 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | ConfidentialQtrypta was Well Tolerated in the Long-Term Safety Study Platform Presentation at International Headache Congress (IHC) 2019 * ▪ Most Common Adverse Events were redness/swelling. ▪ 95% were mild ▪ 80% resolved within 48 hours ▪ Less than 2% of patients reported triptan-like sides effects such as * dizziness and paresthesia. * DATA ON FILE 16 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential

Emerging Treatments

The **2018** American Headache Society **Position Statement** On Integrating New Migraine Treatments Into Clinical Practice.

Patients who have contraindications to the use of triptans or who have ***failed to respond to or tolerate at least 2 oral triptans****…are eligible for ubrogepant, rimegepant, lasmiditan,…"*[1]

Ubrogepant and Rimegepant



- **19.2 – 21.8%** Pain Freedom at 2 Hours[2]



- Potential **Liver Toxicity** Concerns

Lasmiditan[3]



- 8 Hour **Driving Restriction**
- AEs Include Drowsiness and Dizziness
- **DEA Scheduled Drug**

1. The American Headache Society Position Statement On Integrating New Migraine Treatments Into Clinical Practice. Headache. 2019 Jan;59(1):1-18. doi: 10.1111/head.13456. Epub 2018 Dec 10. 2. Allergan. (2019). *UBRELVY (ubrogepant) tablets HIGHLIGHTS OF PRESCRIBING INFORMATION.* Madison, NJ: Author. 3. Lilly USA, LLC. (2019). *REYVOW (lasmiditan) tablets HIGHLIGHTS OF PRESCRIBING INFORMATION.* Indianapolis, IN: Author.

ZOSANO PHARMA ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
17

COMMERCIAL STRATEGY 18 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | ConfidentialCOMMERCIAL STRATEGY 18 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential

>8MM Migraine Patients Represent a Large, Focused Opportunity


37+ million Suffer From Migraine
29 million with 0 - 4 migraines/ month
~ 4.8 million
5 – 9
~ 1.5 million
10 - 14
~ 2.2 million
15+
Resulting in >150 million Migraine-Days
~60m HA-days
~35m
~60m
Specialists Treating
~240k
• Family Medicine
• General Practice
~30k
• Neurologists
• "Specialized GPs"
~5k
• Headache Clinics
• Migraine Neurologists

- ~8 MM Patients Account for **~60% of All Migraine-Days**
- Primarily Concentrated in **~5,000 Specialists** in Headache Clinics

Source: Lipton et al, Neurology 68, 2007; % migraine patients from AMPP analysis, 2010 Updated to reflect current market size

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
19

Market Research Completed in Early 2020



- **Physician Market Research**[1]
  - Blinded
  - **100 neurologists and headache specialists** who treat over 300 migraine patients per month on average
  - Product profile of Qtrypta referenced as "Product X" in market research
  - Included **new entrants** in acute treatment of migraine



- **Payer Market Research**[2]
  - Blinded
  - **5 National Payers** in the United States representing over **100 million covered lives**

1.Trinity Market Research (2020). *Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research*. (N=100). 2. Precision Xtract Market Research (2020). *Zosano Pharma Proprietary National Payer Market Research*. (+100MM Lives).

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
20

Patients Continue to Suffer Even with New Preventives[1]

Neurologists Have a Difficult To Treat Population

Migraine Patients
Treated Monthly (Avg.)

300+



67% **Strongly Agree** They Have a Substantial **"Difficult To Treat"** Migraine Patient Population



45% **Of Physician's Patients** are on Preventive Therapy Experiencing ≥ 4 **Headaches Monthly**

AND…

51% **of These Patients Have High Unmet Needs**



1.Trinity Market Research (2020). *Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research.* (N=100)

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
21

Neurologists Strongly Agree That[1]…

79% Still an **UNMET NEED** in the **acute setting** even in patients that respond to **preventive therapy**

79% Patients **with morning migraine** need a therapy with **FAST ONSET** and high success of **PAIN RELIEF**

63% Using a **NON-ORAL** therapy in the difficult to treat population is ideal since many migraine patients have **nausea and vomiting**

70% I would offer a **NON-ORAL** triptan that offer **fast** and **complet**e pain relief that is **sustained** and **well tolerated**

1.Trinity Market Research (2020). *Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research*. (N=100)

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
22

1 Perspectives on Product Profiles from Neurologists Indicated Indicated Product X Likelihood to Possesses High Prescribe 58% 54% Clinical Utility Product X 39% 43% 49% 46% Lasmiditan Lasmiditan Product Y Product Y 1.Trinity Market Research (2020). Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research. (N=100) ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 231 Perspectives on Product Profiles from Neurologists Indicated Indicated Product X Likelihood to Possesses High Prescribe 58% 54% Clinical Utility Product X 39% 43% 49% 46% Lasmiditan Lasmiditan Product Y Product Y 1.Trinity Market Research (2020). Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research. (N=100) ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 23

Payer Feedback On Market Access For Qtrypta, if Approved

Top Line National Payer and PBM Market Research Findings

- Recognition that migraine patients **Need Non-Oral Treatment Options**
- Likely formulary placement will Be **Tier 3** or Non-Preferred after **Failure of Two Generic Triptans**
- Formulary placement is **Comparable** to current **Branded** **Triptans** and **New Market Entrants**
- **Price Expectations** in the range of the **New Market Entrants** and the **Anti-CGRP Mabs**
- Do Not Expect Payer Access to be a Barrier




Formulary



1. Precision Xtract Market Research (2020). *Zosano Pharma Proprietary National Payer Market Research*. (100MM Lives) .

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
24

PORTFOLIO EXPANSION ZSCP2020-2.2 25 Copyright © 2020 Zosano Pharma | ConfidentialPORTFOLIO EXPANSION ZSCP2020-2.2 25 Copyright © 2020 Zosano Pharma | Confidential

Significant Unmet Need in Cluster Headache

Highly Disabling Chronic Neurological Condition[1]

- Recognized as Most **Severe Pain** Known to Humans
- 15%-22% Have **Suicidal Ideations**[2]

Prevalence of Cluster Headache

- Approximately 1 in 1000 (0.12%) Suffer From the Condition
- Prevalence Similar to Parkinson's and Multiple Sclerosis[4,5]
- Over **300,000 People** Suffer From Cluster Headache in the US



Short-lasting Headache Attacks Characterized By[3]

- **Severe** Unilateral Temporal/orbital **Pain**
- Ipsilateral Autonomic Symptoms
- Lasting 15–180 Minutes (when untreated)
- Sense of **Restlessness or Agitation**

Limited Clinical Development

- Last FDA Approved Acute Treatment Occurred in the **1990s**

1. Jürgens T, Gaul C, et al. Impairment in episodic and chronic cluster headache. Cephalalgia 2010; 31:671–682.2. Rozen TD, Fishman RS. Cluster headache in the United States of America: demographics, clinical characteristics, triggers, suicidality, and personal burden. Headache 2012;52:99-113. 3. Headache Classification Committee of the International Headache Society (IHS). The International Classification of Headache Disorders, 3rd edition. Cephalalgia 2018: 38, 1–211. 4. Fischera M, Marziniak M, Gralow I, Evers S. The incidence and prevalence of cluster headache: a meta-analysis of population-based studies. Cephalalgia 2008;28:614-8. 5. Ford HL, Gerry Em Johnson M et al. A prospective study of the incidence, prevalence and mortality of multiple sclerosis in Leeds. J Neurol 2002; 249:260-5. 6. Klapper, et all, (2011) Cluster Headache. Headache, Face, Neck Pain Science, Evaluation and Management. Retrieved from https" books.Google.com.

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
26

Cluster Headache (C213): Clinical Trial Program Phase 2/3 Clinical Trial Design Cluster Patients: 120 Population: Chronic or episodic cluster headache sufferers Each cluster headache sufferer will take a single dose to treat a Design: qualifying headache Dosing: 1.9 mg and 3.8 mg vs placebo (1:1:1) • Proportion of subjects with pain relief at 15 minutes Co-primary Endpoints:• Proportion whose pain relief is sustained from 15 minutes to 60 minutes ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 27Cluster Headache (C213): Clinical Trial Program Phase 2/3 Clinical Trial Design Cluster Patients: 120 Population: Chronic or episodic cluster headache sufferers Each cluster headache sufferer will take a single dose to treat a Design: qualifying headache Dosing: 1.9 mg and 3.8 mg vs placebo (1:1:1) • Proportion of subjects with pain relief at 15 minutes Co-primary Endpoints:• Proportion whose pain relief is sustained from 15 minutes to 60 minutes ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 27

PIPELINE EXPANSION 28 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | ConfidentialPIPELINE EXPANSION 28 ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential

Leveraging Platform & Clinical Validation for Pipeline Expansion PRE-CLINICAL & CLINICAL PROOF-OF-CONCEPT ▪ Small Molecules − Zolmitriptan (NDA submitted) ▪ Hormones, Peptides & Proteins − Clinical: Glucagon (Phase 2), PTH (Phase 2), Desmopressin (Phase 1), − Preclinical: EPO, HGH ▪ Prophylactic Vaccines − Undisclosed compound (Phase 1) FUTURE : POTENTIAL INDICATIONS ▪ Cancer vaccines ▪ Immuno-modulation / Immuno-therapy ▪ Local / Systemic delivery applications ▪ Novel compounds ZSCP2020-2.2 Copyright © 2020 Zosano Pharma 29Leveraging Platform & Clinical Validation for Pipeline Expansion PRE-CLINICAL & CLINICAL PROOF-OF-CONCEPT ▪ Small Molecules − Zolmitriptan (NDA submitted) ▪ Hormones, Peptides & Proteins − Clinical: Glucagon (Phase 2), PTH (Phase 2), Desmopressin (Phase 1), − Preclinical: EPO, HGH ▪ Prophylactic Vaccines − Undisclosed compound (Phase 1) FUTURE : POTENTIAL INDICATIONS ▪ Cancer vaccines ▪ Immuno-modulation / Immuno-therapy ▪ Local / Systemic delivery applications ▪ Novel compounds ZSCP2020-2.2 Copyright © 2020 Zosano Pharma 29

Zosano Pharma Microneedle Array Drug Delivery System Ideal solution for delivery of peptides, proteins and hydrophilic drugs ▪ First generation transdermal patches limited to hydrophobic molecules ▪ Low bioburden manufacturing and terminal sterilization mitigates need for aseptic manufacturing ▪ Room temperature stable and no reconstitution required: eliminates need for cold supply chain ▪ Simple reusable applicator with unit-dose patch enables single-step drug delivery ▪ Accessible and discreet site of application ▪ Rapid drug delivery bypasses GI tract eliminating first-pass metabolism ▪ Short patch wear time (30 min) ▪ Band-Aid® like ease of patch removal and convenient disposal ZSCP2020-2.2 Copyright © 2020 Zosano Pharma 30Zosano Pharma Microneedle Array Drug Delivery System Ideal solution for delivery of peptides, proteins and hydrophilic drugs ▪ First generation transdermal patches limited to hydrophobic molecules ▪ Low bioburden manufacturing and terminal sterilization mitigates need for aseptic manufacturing ▪ Room temperature stable and no reconstitution required: eliminates need for cold supply chain ▪ Simple reusable applicator with unit-dose patch enables single-step drug delivery ▪ Accessible and discreet site of application ▪ Rapid drug delivery bypasses GI tract eliminating first-pass metabolism ▪ Short patch wear time (30 min) ▪ Band-Aid® like ease of patch removal and convenient disposal ZSCP2020-2.2 Copyright © 2020 Zosano Pharma 30

Dosage Flexibility Enabled by Formulation, Process and Design

Formulation & Coating

1. **Formulation –** Product formulation defines capability of coating on the microneedle substrate. Kept constant within a product family
2. **Process –** Multiple dips increase coated amount per microneedle. Once passes (& coating morphology) are set, process is kept constant within a product family
3. **Individual Microneedle design –** Length, width, and features can be used to tune coated area. Kept constant within a product family

Microneedle-array / Patch

4. **Design of Array (Density) –** Density of microneedles can be optimized for the drug. Kept constant across dosages within a product family
5. **Design of Array (Size) –** Large patch templates can be produced to vary dose across a product family. Linear absorption demonstrated with $2cm^2$, $3cm^2$ & 5 cm^2 in clinical studies



Low Dose
160 ug/$3cm^2$



Higher Dose
Up to 2 mg/3 cm^2



$2cm^2$
$3cm^2$
5.5 cm^2

ZOSANO PHARMA
ZSCP2020-2.2
Copyright © 2020 Zosano Pharma
31

Experienced Management Team Name Title Experience Steven Lo Chief Executive Officer VP, Clinical Development & Donald Kellerman, PharmD Medical Affairs Christine Matthews Interim Chief Financial Officer Hayley Lewis SVP, Operations Dushyant Pathak, PhD SVP, Business Development ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 32Experienced Management Team Name Title Experience Steven Lo Chief Executive Officer VP, Clinical Development & Donald Kellerman, PharmD Medical Affairs Christine Matthews Interim Chief Financial Officer Hayley Lewis SVP, Operations Dushyant Pathak, PhD SVP, Business Development ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 32

Board of Directors

Name	Title	Experience
John P. Walker	Chairman, Zosano Pharma	
Steven Elms	Managing Partner, Aisling Capital	
Linda Grais, MD, JD	Director, Zosano Pharma	
Kenneth R. Greathouse	Director, Zosano Pharma	
Joseph Hagan	President and Chief Executive Officer, Regulus Therapeutics Inc.	
Steven Lo	President and Chief Executive Officer, Zosano Pharma	
Kleanthis G. Xanthopoulos, PhD	President and Chief Executive Officer, IRRAS AB	

ZSCP2020-2.2
Copyright © 2020 Zosano Pharma | Confidential
33

Executive Summary ▪ Submission of NDA to the FDA for the acute treatment Near-term of migraine in December 2019 Milestones ▪ Initiated Phase 2/3 efficacy trial for the acute treatment Achieved of cluster headache Clinically ▪ Qtrypta, if approved, may have the potential to offer fast, Significant Phase complete and long lasting clinical benefit to patients 3 Results suffering from migraine ▪ Targeting, sales force sizing, market access and distribution Ramping Pre- strategies have been initiated Commercial nd ▪ Pre- Commercial activities expected to accelerate in 2 half of Activities 2020 ▪ Proven and versatile platform to deliver small molecules, Technology proteins, peptides and vaccines Platform ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 34Executive Summary ▪ Submission of NDA to the FDA for the acute treatment Near-term of migraine in December 2019 Milestones ▪ Initiated Phase 2/3 efficacy trial for the acute treatment Achieved of cluster headache Clinically ▪ Qtrypta, if approved, may have the potential to offer fast, Significant Phase complete and long lasting clinical benefit to patients 3 Results suffering from migraine ▪ Targeting, sales force sizing, market access and distribution Ramping Pre- strategies have been initiated Commercial nd ▪ Pre- Commercial activities expected to accelerate in 2 half of Activities 2020 ▪ Proven and versatile platform to deliver small molecules, Technology proteins, peptides and vaccines Platform ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 34

ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 35ZSCP2020-2.2 Copyright © 2020 Zosano Pharma | Confidential 35